                                                                EXHIBIT 10.3


                                   AGREEMENT
                                      FOR
                               EXCHANGE OF ASSETS


         THIS AGREEMENT FOR EXCHANGE OF ASSETS (this "Agreement") is made and entered into this _ day of July, 1996, by and between HEARTLAND WIRELESS COMMUNICATIONS, INC., a Delaware corporation ("Heartland Parent"), HEARTLAND WIRELESS SOUTH DAKOTA PROPERTIES, INC., a South Dakota corporation ("Heartland SD"), HEARTLAND WIRELESS FLORIDA PROPERTIES, INC., a Florida corporation ("Heartland FL"; Heartland SD and Heartland FL are individually and collectively referred to herein as "Heartland" and each reference herein to "Heartland" shall be deemed to be a reference to Heartland SD and Heartland FL individually and collectively), and AMERICAN TELECASTING, INC., a Delaware corporation ("ATI").

         WHEREAS, Heartland has acquired rights in and to certain Federal Communications Commission ("FCC") authorizations for wireless cable television channels or applications for such authorizations in the Elk Point, South Dakota, Montrose, South Dakota, and Naples, Florida markets (collectively, the "Heartland Markets");

         WHEREAS, ATI has acquired rights in and to certain FCC authorizations for wireless cable television channels or applications for such authorizations in the Peoria, Illinois, Grand Rapids, Michigan, and Danville, Illinois markets (collectively, the "ATI Markets");

         WHEREAS, ATI desires to acquire from Heartland and Heartland desires to assign to ATI all the rights, title and interest in, to or arising from the such authorizations and applications in the Heartland Markets and such other assets as are specifically set forth herein by means of a like-kind exchange and its intended that the exchange of asset's contemplated hereunder qualify as a like-kind exchange within the meaning of Section 1031 of the Internal Revenue Code, as amended; and

         WHEREAS, Heartland desires to acquire from ATI and ATI desires to assign to Heartland all the rights, title and interest in, to or arising from the such authorizations and applications in the ATI Markets and such other assets as are specifically set forth herein on the terms and conditions set forth herein by means of a like-kind exchange and its intended that the exchange of asset's contemplated hereunder qualify as a like-kind exchange within the meaning of Section 1031 of the Internal Revenue Code, as amended;

         NOW, THEREFORE, in consideration of the premises and promises herein contained the parties agree as follows as set forth below.

                                   ARTICLE I

                               EXCHANGE OF ASSETS

         1.1. The Transaction. At the Closing (as defined in Section 3.1), (a) Heartland shall sell, transfer, assign and deliver to ATI, and ATI shall purchase, accept, assume and receive, all right, title and interest in, to or arising from the Heartland Assets (as defined in Section 1.2), and (b) ATI shall sell, transfer, assign and deliver to Heartland, and Heartland shall purchase, accept, assume and receive, all right, title and interest in, to or arising from the ATI Assets (as defined in Section 1.3).

         1.2. Heartland Assets. The "Heartland Assets" are the assets, rights and claims set forth below:

                    (a) all of Heartland's rights in, to and under the channel lease agreements listed on Schedule 1.2(a) attached hereto (the "Heartland FCC Schedule"; all such channel rights, and contracts and leases are referred to herein as the "Heartland Channel Rights");

                    (b) the Agreement of Option to Lease and Lease between Heartland SD and Paul & Connie Smith, William & Connie Smith, and Heartland SD, as assignee of Rural Vision Central, Inc., dated November 7, 1991, as extended from time to time, for the Elk Point, South Dakota market (the "Heartland Tower Lease Agreement"); and

                    (c) all documents and records relating to the foregoing Heartland Assets.

         1.3. ATI Assets. The "ATI Assets" are the assets, rights and claims set forth below:

                    (a) all of ATI's rights in, to and under the wireless channel authorizations and applications therefore, and the channel lease agreements listed on Schedule 1.3(a) attached hereto (the "ATI FCC Schedule"; all such channel rights, and contracts and leases are referred to herein as the "ATI Channel Rights"); and

                    (b) all documents and records relating to the foregoing ATI Assets.

         1.4.       Assumed Obligations.

                    (a) At the Closing, ATI shall assume and discharge only those obligations of Heartland under the Heartland Channel Rights and the Heartland Tower Lease Agreement incurred after the




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
Closing Date (the "Obligations Assumed by ATI"). ATI shall forever defend, indemnify and hold harmless Heartland from and against any and all liabilities, obligations, claims, damages (including incidental and consequential damages), costs and expenses (including court costs and reasonable attorneys' fees) related to or arising from its failure to fully perform and discharge the responsibilities of Heartland (to the extent assumed as provided herein) with respect to the foregoing.

                    (b) At the Closing, Heartland shall assume and discharge only those obligations of ATI under the ATI Channel Rights and the ATI Tower Lease Agreement incurred after the Closing Date (the "Obligations Assumed by Heartland"). Heartland shall forever defend, indemnify and hold harmless ATI from and against any and all liabilities, obligations, claims, damages (including incidental and consequential damages), costs and expenses (including court costs and reasonable attorneys' fees) related to or arising from its failure to fully perform and discharge the responsibilities of ATI (to the extent assumed as provided herein) with respect to the foregoing.

         1.5.       Excluded Liabilities and Obligations.

                    (a) Except as expressly set forth in Section 1.4(a) above, ATI shall not assume and shall not be liable or responsible for any debt, obligation or liability of Heartland, or any subsidiary or any affiliate thereof, or any claim against any of the foregoing, of any kind, whether known or unknown, contingent, absolute, or otherwise.

                    (b) Except as expressly set forth in Section 1.4(b) above, Heartland shall not assume and shall not be liable or responsible for any debt, obligation or liability of ATI, or any subsidiary or any affiliate thereof, or any claim against any of the foregoing, of any kind, whether known or unknown, contingent, absolute, or otherwise.


                                   ARTICLE II

                           CONSIDERATION FOR TRANSFER

         2.1. Consideration for the Heartland Assets. The aggregate consideration for the Heartland Assets shall be the transfer of the ATI Assets to Heartland.

         2.2. Consideration for the ATI Assets. The aggregate consideration for the ATI Assets shall be the transfer of the Heartland Assets to ATI.

         2.3. Prorations. In the event that at the Closing, Heartland has prepaid expenses under the Heartland Channel Rights and the Heartland Tower Lease Agreement attributable to the time




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
period after the Closing Date, Heartland shall deliver to ATI evidence of such prepayments, and ATI shall reimburse Heartland for such prepaid expenses for the time period commencing after the Closing Date. In the event that at the Closing, ATI has prepaid expenses under the ATI Channel Rights and the ATI Tower Lease Agreement attributable to the time period after the Closing Date, ATI shall deliver to Heartland evidence of such prepayments, and Heartland shall reimburse ATI for such prepaid expenses for the time period commencing after the Closing Date. All payments to be made pursuant to this Section 2.3 shall be offset against each other.

         2.4. No Adjustments for Pending Applications. In the event that a pending application with the FCC for a license included within either the Heartland Channel Rights or the ATI Channel Rights is dismissed and the other party to acquire the rights in such pending application does not terminate this Agreement pursuant to Section 3.5, there shall not be any adjustment to the consideration deliverable under this Article II.

         ARTICLE III

                       THE CLOSING AND TRANSFER OF ASSETS

         3.1.       Closing.   On such date as mutually agreed to by the
parties hereto, but in no event later than sixty days after the date of this Agreement (the "Closing Date"), the closing (the "Closing") shall be held at the offices of McDermott, Will & Emery, located at 1850 K Street, N.W., Washington, DC 20006, at 10:00 a.m., at which time the parties shall perform the actions specified in Sections 3.2 and 3.3 hereof.

         3.2. Deliveries by ATI at Closing. At the Closing, ATI shall deliver the following to Heartland:

                    (a) a certificate signed by a duly authorized officer of ATI attesting to the accuracy of ATI's representations and warranties and such ATI's compliance with its covenants and obligations under this Agreement as of the Closing Date;

                    (b) a bill of sale duly executed by ATI, in substantially the form of Schedule 3.2(b) attached hereto;

                    (c) consent, assignment and certification agreements for all leasehold interests included in the ATI Assets, including any leasehold interests included within the ATI Channel Rights and the ATI Tower Lease Agreement, in substantially the form of Schedule 3.2(c) hereto;

                    (d) an opinion of ATI's general corporate counsel, in substantially the form of Schedule 3.2(d) attached




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
         hereto;

                    (e) MMDS Sublease and Option Agreement for each of the E and F channel groups in Peoria, Illinois, in substantially the form of Schedule 3.2(e) attached hereto (the "Sublease Agreements");

                    (f) an opinion of ATI's Federal Communications counsel, in a form reasonably acceptable to Heartland; and

                    (g) such other instruments or documents as may be reasonably necessary to carry out the transactions contemplated hereby.

         3.3. Deliveries by Heartland at Closing. At the Closing, Heartland shall deliver the following to ATI:

                    (a) certificates signed by a duly authorized officer of each of Heartland SD and Heartland FL attesting to the accuracy of such company's representations and warranties and compliance with its covenants and obligations under this Agreement as of the Closing Date;

                    (b) bills of sale duly executed by each of Heartland SD and Heartland FL, in substantially the form of Schedule 3.3(b) attached hereto;

                    (c) consent, assignment and certification agreements for all leasehold interests included in the Heartland Assets, including any leasehold interests included within the Heartland Channel Rights and the Heartland Tower Lease Agreement, in substantially the form of Schedule 3.2(c) hereto;

                    (d) an opinion of Heartland's general corporate counsel, in substantially the form of Schedule 3.3(d) attached hereto;

                    (e) an opinion of Heartland's Federal Communications counsel, in a form reasonably acceptable to ATI;

                    (f) Sublease Agreements duly executed by Heartland SD and/or Heartland FL; and

                    (g) such other instruments or documents as may be reasonably necessary to carry out the transactions contemplated hereby.

         3.4.       Nonassignable Contracts and Licenses.

                    (a) To the extent that (i) the assignment by Heartland or ATI of any of Heartland Channel Rights or the




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
         ATI Channel Rights, as the case may be, (ii) any government approvals related to the operation of wireless cable systems in the Heartland Markets or the ATI Markets, or (iii) any sales order, purchase order, lease, license or other contract included in the Heartland Assets or the ATI Assets (collectively, the "Contracts and Licenses") is not permitted without (A) the consent of the issuing party or governmental agency or any other party thereto, (B) the approval of ATI or Heartland, as the case may be, as a source of the services called for by such Contracts and Licenses, or (C) the approval of ATI or Heartland, as the case may be, as a lessee or licensee under such Contracts and Licenses, this Agreement shall not be deemed to constitute an assignment or an attempted assignment of the same, if such assignment or attempted assignment would constitute a breach thereof. However, unless otherwise agreed as to any particular Contracts and Licenses, Heartland and ATI shall use their best efforts to obtain any and all such consents, approvals and novations. All such consents, approvals and novations shall be in forms acceptable to parties hereto.

                    (b) If any such consent, approval or novation is requested but not obtained, the parties hereto shall cooperate with each other party hereto in any reasonable arrangement designed to provide the party to whom assets are being transferred hereunder with all of the benefits under such Contracts and Licenses as if such consent, approval or novation had been obtained.

                    (c) If such a consent, approval or novation is requested but not obtained prior to the Closing Date and as a result ATI or Heartland, as the case may be, will not receive the benefit of the underlying Contracts and Licenses despite the mutual best efforts of the parties to develop a suitable arrangement pursuant to subsection (b) above, ATI or Heartland, as the case may be, shall have the right to terminate this Agreement.

         3.5.       Termination.

         (a) This Agreement may be terminated under the circumstances described below, in addition to any other grounds for termination provided for herein or by law:

                    (i) by ATI in the event that there has been a material adverse change with respect to the Heartland Assets;

                    (ii) by ATI in the event that any one or more of the conditions set forth in Article VIII has not been fulfilled in any material respect prior to the Closing Date;




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
                    (iii) by ATI if Heartland SD or Heartland FL has breached in any material respect any representation, warranty, covenant or agreement made by Heartland SD or Heartland FL in this Agreement, which breach cannot be or is not cured by the Closing Date;

                    (iv) by Heartland in the event that there has been a material adverse change with respect to the ATI Assets;

                    (v) by Heartland in the event that any one or more of the conditions set forth in Article IX has not been fulfilled in any material respect as of the Closing Date; or

                    (vi) by Heartland, if ATI has breached in any material respect any representation, warranty, covenant or agreement made by ATI in this Agreement, which breach cannot be or is not cured by the Closing Date.

         (b) If this Agreement is terminated it shall become null and void and have no further force or effect, except as otherwise provided herein.


                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF HEARTLAND

         Heartland SD and Heartland FL each represent and warrant to ATI as of the date hereof, and as of the Closing, as set forth below.

         4.1. Authority. Heartland has full legal right, power and authority, without the consent of any other person, to execute and deliver this Agreement and to carry out the transactions contemplated hereby, except for consents to be delivered at Closing in connection with the Heartland Channel Rights and the Heartland Tower Lease Agreement (the "Heartland Consents"). All corporate and other acts or proceedings required to be taken by Heartland to authorize the execution, delivery and performance of this Agreement and all transactions contemplated hereby have been duly and properly taken.

         4.2. Validity. This Agreement has been, and the documents to be delivered at Closing will be, duly executed and delivered and constitute lawful, valid and legally binding obligations of Heartland, enforceable in accordance with their respective terms. Except for the Heartland Consents, the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not result in the creation of any lien, charge or encumbrance of any kind or the acceleration of any indebtedness or other obligation of Heartland as it may relate to the Heartland Assets and are not prohibited by, do not violate or conflict with any provision of, and do not constitute a default under or a breach of (a) the charter or By-laws of Heartland, (b) any contract, agreement or other instrument to which Heartland is a party or by which Heartland or any of its assets are bound, (c) any order, writ, injunction, decree or judgment of any court or governmental agency, or (d) any law, rule or regulation applicable to Heartland and will not restrict the ability of ATI to carry on any operations relating to the Heartland Assets. Except for the Heartland Consents, no approval, authorization, consent or other order or action of or filing with any court, administrative agency or other governmental authority is required for the execution and delivery by Heartland of this Agreement or such other agreements and instruments or the consummation by Heartland of the transactions contemplated hereby or thereby.

         4.3. Due Organization. Heartland is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has full power and authority and all requisite licenses, permits and franchises to own, lease and operate its assets and to carry on the business in which it is engaged. Heartland is duly licensed and qualified to do business as a foreign corporation and is in good standing in all jurisdictions where failure to be so licensed or qualified would have a material adverse effect upon its business or assets or where failure to qualify would affect the ability of ATI to enforce any material rights included in the Heartland Assets.

         4.4. Title to Heartland Assets. Heartland is the sole and exclusive legal and equitable owners of all right, title and interest in and it has good and marketable title to all of the Heartland Assets. None of the Heartland Assets which Heartland purports to own are subject to (a) any contract of lease, license or sale, (b) any security interest, mortgage, pledge, lien, charge or encumbrance of any kind or character, direct or indirect, whether accrued, absolute, contingent or otherwise, except minor liens and encumbrances which do not materially detract from the value or interfere with the present use of such property and assets, (c) subject to any royalty or commission arrangements, or (d) subject to any claims, covenants or restrictions.

         4.5. Leases. Heartland has delivered to ATI an accurate, correct and complete copy of each lease agreement included within the Heartland Assets, including, without limitation, the all channel lease agreements listed on the Heartland FCC Schedule and the Heartland Tower Lease Agreement (collectively, the "Heartland Property Leases"). With respect to the Heartland Property Leases:

                    (a) the Heartland Property Leases are in full force and effect and are valid, binding and enforceable in




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
         accordance with their respective terms;

                    (b) no amounts payable under any Heartland Property Lease are past due and all liabilities and obligations of Heartland to be paid or performed on or before the Closing Date under the Heartland Property Leases have been, or will have been on such date, fully paid or performed;

                    (c) Heartland has, and to the best of its knowledge, each other party to each Heartland Property Lease, has complied with all material commitments and obligations on its part to be performed or observed under each such Heartland Property Lease;

                    (d) Heartland has not received any notice of a default, offset or counterclaim under any Heartland Property Lease, or any other communication calling upon Heartland to comply with any provision of any Heartland Property Lease or ascertaining noncompliance, and (i) to the best of Heartland's knowledge, no event or condition has happened or presently exists which constitutes a default or, after notice or lapse of time or both, would constitute a default by any party (other than Heartland) under any Heartland Property Lease, and (ii) no event or condition has happened or presently exists which constitutes a default or, after notice or lapse of time or both, would constitute a default by Heartland under any Heartland Property Lease;

                    (e) except for the Heartland Consents, Heartland has filed all necessary applications and has obtained all requisite consents and approvals for the transfer or assignment of all of the Heartland Property Leases to which Heartland is a party to ATI, and the assignment of each Heartland Property Lease to ATI will not constitute a breach of or a default under any provision of any Heartland Property Lease and upon such assignment ATI will have and may enjoy and enforce all rights and benefits of the lessee under the Heartland Property Leases;

                    (f) Heartland has not received notice that any party to any Heartland Property Lease intends to cancel or terminate such Heartland Property Lease or to exercise or not exercise options or rights under such Heartland Property Lease; and

                    (g) Heartland has marketable title to each Heartland Property Lease and there does not now and there will not at Closing exist any security interest, lien, encumbrance or claim of others created or suffered to exist on the leasehold interest created under any Heartland Property Lease.

         4.6.       Litigation.  Heartland is not engaged in or a party




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
to or threatened with any suit, action, proceeding, investigation or legal, administrative, arbitration or other method of settling disputes or disagreements or governmental investigation, and Heartland does not know, anticipate or have notice of any basis for any such action. Heartland has not received notice of any investigation threatened or contemplated by any foreign, Federal, state or local governmental or regulatory authority, which remains unresolved. Heartland nor any of the Heartland Assets are subject to any judgment, order, writ, injunction or decree of any court or any Federal, state, local or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any arbitrator.

         4.7. Licenses and Permits. Schedule 1.2(a) contains an accurate, correct and complete list and status of each license, certificate, approval, registration, accreditation, authorization and permit which pertain to or in any way affect the Heartland Assets, including the Heartland Channel Rights (collectively, the "Heartland Licenses and Permits") held by Heartland, the foreign, Federal, state or local jurisdiction issuing such Licenses and Permits, and the type and number of such Heartland License or Permit. The Heartland Licenses and Permits are valid and in full force and effect and there are not pending, or, to the knowledge of Heartland, threatened, any proceedings which could result in the termination, revocation, limitation or impairment of any such Heartland License or Permit. Heartland has all certificates, licenses, permits, approvals, franchises, registrations, accreditation and other authorizations as are necessary in order to enable it to own and exercise any and all rights and interests in and to the Heartland Assets. All Heartland Licenses and Permits are freely assignable to ATI. No violations have been recorded in respect of any Heartland Licenses and Permits and no proceeding is pending or, to the knowledge of Heartland, threatened or contemplated with respect to the revocation or limitation of the same.

         4.8. Compliance with Law. The Heartland Assets conform to all applicable laws, ordinances, codes, licensing requirements, rules and regulations, except for such minor violations as do not impair or interfere with the use for which such Heartland Assets are employed, and Heartland has not received any notice to the contrary. Except for minor violations not affecting the value of the Heartland Assets or the validity of the Heartland Channel Rights, Heartland has complied with all laws, ordinances, regulations, licensing requirements, rules, decrees, awards or orders, and there is not and will not be any liability arising from or relating to any violations thereof. To Heartland's knowledge, there is no proposed or pending change in any such law or regulation which would adversely affect the Heartland Assets, other than proposed Federal laws regulations applicable to the wireless cable industry in general. No notice from any governmental body or other person of any violation of any law, ordinance, code, rule or regulation or requiring or calling attention to the necessity of any work, repairs, new construction, installation or alteration has been served.

         4.9. Brokers. Heartland has not retained any broker or finder or incurred any liability or obligation for any brokerage fees, commissions or finders fees with respect to this Agreement or the transactions contemplated hereby.

         4.10. Material Facts. No representation or warranty made by Heartland in this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein not misleading.

         4.11. Assets. The Heartland Assets constitute all wireless cable television assets in the Heartland Markets in which Heartland, Heartland Parent, or any affiliate thereof has an interest in.


                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES
                                     OF ATI

         ATI hereby represents and warrants to Heartland as of the date hereof, and as of the Closing, as set forth below.

         5.1. Authority. ATI has full legal right, power and authority, without the consent of any other person, to execute and deliver this Agreement and to carry out the transactions contemplated hereby, except for consents to be delivered at Closing in connection with the ATI Channel Rights and the ATI Tower Lease Agreement (the "ATI Consents"). All corporate and other acts or proceedings required to be taken by ATI to authorize the execution, delivery and performance of this Agreement and all transactions contemplated hereby have been duly and properly taken.

         5.2. Validity. This Agreement has been, and the documents to be delivered at Closing will be, duly executed and delivered and constitute lawful, valid and legally binding obligations of ATI, enforceable in accordance with their respective terms. Except for the ATI Consents, the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not result in the creation of any lien, charge or encumbrance of any kind or the acceleration of any indebtedness or other obligation of ATI as it may relate to the ATI Assets and are not prohibited by, do not violate or conflict with any provision of, and do not constitute a default under or a breach of (a) the charter or By-laws of ATI, (b) any contract, agreement or other instrument to which ATI is a party or by which ATI or any of its assets are bound, (c) any order, writ, injunction, decree or judgment of any court or governmental agency, or

(d) any law, rule or regulation applicable to ATI and will not restrict the ability of ATI to carry on any operations relating to the ATI Assets. Except for the ATI Consents and FCC approval of any assignment of the E and F Group FCC authorizations in Peoria, Illinois to Heartland, no approval, authorization, consent or other order or action of or filing with any court, administrative agency or other governmental authority is required for the execution and delivery by ATI of this Agreement or such other agreements and instruments or the consummation by ATI of the transactions contemplated hereby or thereby.

         5.3. Due Organization. ATI is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has full power and authority and all requisite licenses, permits and franchises to own, lease and operate its assets and to carry on the business in which it is engaged. ATI is duly licensed and qualified to do business as a foreign corporation and is in good standing in all jurisdictions where failure to be so licensed or qualified would have a material adverse effect upon its business or assets or where failure to qualify would affect the ability of ATI to enforce any material rights included in the ATI Assets.

         5.4. Title to ATI Assets. ATI is the sole and exclusive legal and equitable owners of all right, title and interest in and it has good and marketable title to all of the ATI Assets. None of the ATI Assets which ATI purports to own are subject to (a) any contract of lease, license or sale, (b) any security interest, mortgage, pledge, lien, charge or encumbrance of any kind or character, direct or indirect, whether accrued, absolute, contingent or otherwise, except minor liens and encumbrances which do not materially detract from the value or interfere with the present use of such property and assets,
(c) subject to any royalty or commission arrangements, or (d) subject to any claims, covenants or restrictions.

         5.5. Leases. ATI has delivered to Heartland an accurate, correct and complete copy of each lease agreement included within the ATI Assets, including, without limitation, the all channel lease agreements listed on the ATI FCC Schedule and the ATI Tower Lease Agreement (collectively, the "ATI Property Leases"). With respect to the ATI Property Leases:

                    (a) the ATI Property Leases are in full force and effect and are valid, binding and enforceable in accordance with their respective terms;

                    (b) no amounts payable under any ATI Property Lease are past due and all liabilities and obligations of ATI to be paid or performed on or before the Closing Date under the ATI Property Leases have been, or will have been on such date, fully paid or performed;

                    (c) ATI has, and to the best of its knowledge, each other party to each ATI Property Lease, has complied with all material commitments and obligations on its part to be performed or observed under each such ATI Property Lease;

                    (d) ATI has not received any notice of a default, offset or counterclaim under any ATI Property Lease, or any other communication calling upon ATI to comply with any provision of any ATI Property Lease or ascertaining noncompliance, and (i) to the best of ATI's knowledge, no event or condition has happened or presently exists which constitutes a default or, after notice or lapse of time or both, would constitute a default by any party (other than ATI) under any ATI Property Lease, and (ii) no event or condition has happened or presently exists which constitutes a default or, after notice or lapse of time or both, would constitute a default by ATI under any ATI Property Lease;

                    (e) except for the ATI Consents, ATI has filed all necessary applications and has obtained all requisite consents and approvals for the transfer or assignment of all of the ATI Property Leases to which ATI is a party to Heartland, and the assignment of each ATI Property Lease to Heartland will not constitute a breach of or a default under any provision of any ATI Property Lease and upon such assignment Heartland will have and may enjoy and enforce all rights and benefits of the lessee under the ATI Property Leases;

                    (f) ATI has not received notice that any party to any ATI Property Lease intends to cancel or terminate such ATI Property Lease or to exercise or not exercise options or rights under such ATI Property Lease; and

                    (g) ATI has marketable title to each ATI Property Lease and there does not now and there will not at Closing exist any security interest, lien, encumbrance or claim of others created or suffered to exist on the leasehold interest created under any ATI Property Lease.

         5.6. Litigation. Except as set forth in public filings made by ATI with the Securities and Exchange Commission, ATI is not engaged in or a party to or threatened with any material suit, action, proceeding, investigation or legal, administrative, arbitration or other method of settling disputes or disagreements or governmental investigation, and ATI does not know, anticipate or have notice of any basis for any such action. ATI has not received notice of any investigation threatened or contemplated by any foreign, Federal, state or local governmental or regulatory authority, which remains unresolved. ATI nor any of the ATI Assets are subject to any judgment, order, writ, injunction or decree of any court or any Federal, state, local or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any arbitrator.

         5.7. Licenses and Permits. Schedule 1.3(a) contains an accurate, correct and complete list and status of each license, certificate, approval, registration, accreditation, authorization and permit which pertain to or in any way affect the ATI Assets, including the ATI Channel Rights (collectively, the "ATI Licenses and Permits") held by ATI, the foreign, Federal, state or local jurisdiction issuing such Licenses and Permits, and the type and number of such ATI License or Permit. The ATI Licenses and Permits are valid and in full force and effect and there are not pending, or, to the knowledge of ATI, threatened, any proceedings which could result in the termination, revocation, limitation or impairment of any such ATI License or Permit. ATI has all certificates, licenses, permits, approvals, franchises, registrations, accreditation and other authorizations as are necessary in order to enable it to own and exercise any and all rights and interests in and to the ATI Assets. All ATI Licenses and Permits are freely assignable to Heartland, subject to FCC consent where required. No violations have been recorded in respect of any ATI Licenses and Permits and no proceeding is pending or, to the knowledge of ATI, threatened or contemplated with respect to the revocation or limitation of the same.

         5.8. Compliance with Law. The ATI Assets conform to all applicable laws, ordinances, codes, licensing requirements, rules and regulations, except for such minor violations as do not impair or interfere with the use for which such ATI Assets are employed, and ATI has not received any notice to the contrary. Except for minor violations not affecting the value of the ATI Assets or the validity of the ATI Channel Rights, ATI has complied with all laws, ordinances, regulations, licensing requirements, rules, decrees, awards or orders, and there is not and will not be any liability arising from or relating to any violations thereof. To ATI's knowledge, there is no proposed or pending change in any such law or regulation which would adversely affect the ATI Assets, other than proposed Federal laws regulations applicable to the wireless cable industry in general. No notice from any governmental body or other person of any violation of any law, ordinance, code, rule or regulation or requiring or calling attention to the necessity of any work, repairs, new construction, installation or alteration has been served.

         5.9. Brokers. ATI has not retained any broker or finder or incurred any liability or obligation for any brokerage fees, commissions or finders fees with respect to this Agreement or the transactions contemplated hereby.

         5.10. Material Facts. No representation or warranty made by ATI in this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein not misleading.

         5.11. Assets. The ATI Assets constitute all wireless cable television assets in the ATI Markets in which ATI, or any affiliate thereof has an interest in.

         5.12. Subscribers. There are fewer than fifty subscribers receiving transmission on the E and F channel groups in Peoria, Illinois.


                                   ARTICLE VI

                             COVENANTS OF HEARTLAND

         Each of Heartland SD and Heartland FL hereby agree to keep, perform and fully discharge the covenants and agreements set forth below.

         6.1. Interim Conduct. From the date hereof until the Closing, Heartland shall preserve, protect and maintain its rights and interests in and to the Heartland Assets. Without limiting the generality of the foregoing, as pertains to or in any way affects the Heartland Assets, from the date hereof until the Closing, except for transactions expressly approved in writing by ATI, Heartland shall:

                    (a) not enter into, amend or terminate, or agree to enter into, amend or terminate, any contract relating to the Heartland Assets, including, but not limited to, the Heartland Property Leases;

                    (b) not merge or consolidate with or agree to merge or consolidate with, nor purchase or agree to purchase all or substantially all of the assets of, nor otherwise acquire, any corporation, partnership, or other business organization or division thereof, if it would preclude Heartland from fulfilling its obligations under this Agreement with respect to the Heartland Assets;

                    (c) not sell, lease or otherwise dispose of or agree to sell, lease or otherwise dispose of, any of the Heartland Assets, except as is necessary to consummate the transactions contemplated hereby;

                    (d) not take any action to seek, encourage, solicit or support any inquiry, proposal, expression of interest or offer from any other person or entity with respect to the sale, assignment or transfer of the Heartland Assets, or an acquisition, combination or similar transaction involving the Heartland Assets, and Heartland will promptly inform ATI of the existence of any such inquiry, proposal, expression of interest or offer and shall not without the written consent of ATI furnish any information to or participate in any discussions or negotiations with any other person or entity regarding the same; and

                    (e) shall file with the FCC, on or before July 31, 1996, extensions of the construction completion dates under the permits for the Heartland Channel Rights which contain July 31, 1996 construction deadlines.

From the date hereof through the Closing, Heartland shall confer on a regular and frequent basis with one or more designated representatives of ATI to report on all matters relating to or affecting the Heartland Assets.

         6.2. Access to Information Pertaining to the Heartland Assets. From the date hereof through the Closing Date, as it may in any way relate to the Heartland Assets, Heartland shall give ATI and its representatives full and free access to all properties, facilities, personnel, books, contracts, leases, commitments and records, and during this period Heartland shall furnish ATI with all pertinent financial and operating data and other information as to the Heartland Assets, as ATI may from time to time request. In particular, Heartland shall afford to the officers, employees, attorneys, accountants, appraisers, and other authorized representatives of ATI reasonable access, during normal business hours, to the offices, properties, books and records of Heartland in order that ATI may have full opportunity to make such engineering, legal, financial, accounting and other reviews or investigations of the Heartland Assets.

         6.3. Continued Assistance. Following the Closing, Heartland shall refer to ATI as promptly as practicable any telephone calls, letters, orders, notices, requests, inquiries and other communications relating to the Heartland Assets. Heartland shall cooperate in an orderly transfer of the Heartland Assets. From time to time, at ATI's request and without further consideration, Heartland shall execute, acknowledge and deliver such documents, instruments or assurances and take such other action as ATI may reasonably request to more effectively assign, convey and transfer any of the Heartland Assets, and will assist ATI in the vesting of such Heartland Assets.

         6.4.       Confidentiality.   Except as may be required in connection
with approval or implementation of this Agreement, or for securities, tax, or other regulatory purposes, neither Heartland, nor any Affiliate of Heartland, nor any of the respective successors and assigns of Heartland or such Affiliates shall use, publish or disclose any information concerning ATI or its Affiliates prior to the Closing; provided, however, that the foregoing shall not apply to information that (a) was known by Heartland when received, (b) is or thereafter becomes lawfully obtainable from other sources, (c) is necessary or appropriate to disclose to any regulatory authority having jurisdiction over Heartland or ATI or any Affiliate thereof or as otherwise required by law, or
(d) is reasonably necessary to disclose to confirm the representations and warranties contained herein. In the event of any termination of this Agreement, (i) Heartland and its Affiliates shall treat as confidential and proprietary and shall not disclose or use, directly or indirectly, in any manner whatsoever, or permit others under their control to disclose or to use, any such information concerning ATI or its businesses or products obtained pursuant to or in connection with the transactions which are the subject matter of this Agreement, and (ii) Heartland and its Affiliates shall promptly return to ATI, upon written request, all written information and documents received from ATI, its Affiliates, accountants or counsel, in connection with such transactions, including all copies thereof. The provisions of this Section 6.4 shall survive any termination of this Agreement. For purposes of this Agreement, the term "Affiliate" shall mean, with respect to any person or entity, any member of the immediate family (including spouse, brother, sister, descendant, ancestor or in-law) of any officer, director, partner or stockholder of such person or entity, or any corporation, partnership, trust or other entity in which such person or entity or any such family member has a material interest or is a director, officer, partner or trustee. The term Affiliate shall also include any entity which controls, or is controlled by, or is under common control with any of the individuals or entities described in the preceding sentence.

         6.5.       Consents.

                    (a) Heartland shall obtain or make at the earliest practicable date and in any event before the Closing all consents, governmental authorizations, approvals, estoppel certificates and filings required to be obtained by it or which may be reasonably necessary to the consummation of the transactions contemplated by this Agreement or which are reasonably requested by ATI; provided, however, that Heartland shall not be obligated by this
Section 6.5(a) to make any payments beyond those ordinarily associated with obtaining or making such consents, approvals, authorizations, approvals, certificates and filings.

                    (b) On or prior to the Closing Date, Heartland shall obtain all such waivers and consents under any indenture, loan agreement or security agreement to which Heartland or any Affiliate thereof is a party as are necessary to prevent a breach or violation of, or default under, any such indenture, loan agreement or security agreement as a result of the consummation of the transactions contemplated hereby.

         6.6. Best Efforts. Heartland shall use its best efforts to consummate the transactions contemplated by this Agreement and shall not take any other action inconsistent with its obligations hereunder or which could hinder or delay the consummation of the transactions contemplated hereby. From the date hereof through the Closing Date, Heartland shall use its best efforts to fulfill the conditions to its obligations hereunder and to cause its representations and warranties to remain true and correct in all material respects as of the Closing Date.

         6.7. Obligations under the MMDS Agreements. In the event that ATI is required to pay more than $10,000 to Jack G. Hubbard to purchase the E group channels in Peoria, Illinois under that certain MMDS Service Agreement between Jack G. Hubbard and ATI dated December 11, 1989 (the "Hubbard Agreement"), or ATI is required to pay more than $10,000 to Stephanie Engstrom to purchase the F group channels in Peoria, Illinois under that certain MMDS Service Agreement between Stephanie Engstrom and ATI dated December 11, 1989 (the "Engstrom Agreement"), Heartland shall promptly pay ATI such additional amount upon ATI's written request therefor (which amount shall be considered part of the option price payable from Heartland to ATI under the Sublease Agreements). Heartland further agrees to indemnify and hold harmless ATI for
(a) any and all additional amounts ATI is required to pay the licenseholders under the Hubbard Agreement and/or the Engstrom Agreement to purchase the licenses as contemplated under Section 7.7 below, and all other costs and expenses associated therewith and not otherwise payable to ATI under the Sublease Agreements, and (b) all loss, damage, expense (including court costs, amounts paid in settlement, judgments, reasonable attorneys' fees or other expenses for investigating and defending), suit, action, claim, liability or obligation related to, caused by or arising from ATI's exercise of its option to purchase the licenses under the Hubbard Agreement and/or the Engstrom Agreement, together with interest at a floating interest rate equal at all times to the rate of interest publicly announced from time to time by First Union National Bank of North Carolina as its corporate base rate from the date upon which such loss, damage, expense or liability was incurred to the date of payment. Heartland's obligations under this Section 6.7 shall survive indefinitely and shall not be subject to the $10,000 indemnification cap set forth in Section 10.2 below.


                                  ARTICLE VII

                                COVENANTS OF ATI

         ATI hereby agrees to keep, perform and fully discharge the covenants and agreements set forth below.

         7.1. Interim Conduct. From the date hereof until the Closing, ATI shall preserve, protect and maintain its rights and interests in and to the ATI Assets. Without limiting the generality of the foregoing, as pertains to or in any way affects the ATI Assets, from the date hereof until the Closing, except for transactions expressly approved in writing by Heartland, ATI shall:

                    (a) not enter into, amend or terminate, or agree to enter into, amend or terminate, any contract relating to the ATI Assets, including, but not limited to, the ATI Property Leases;

                    (b) not merge or consolidate with or agree to merge or consolidate with, nor purchase or agree to purchase all or substantially all of the assets of, nor otherwise acquire, any corporation, partnership, or other business organization or division thereof, if it would preclude ATI from fulfilling its obligations under this Agreement with respect to the ATI Assets;

                    (c) not sell, lease or otherwise dispose of or agree to sell, lease or otherwise dispose of, any of the ATI Assets, except as is necessary to consummate the transactions contemplated hereby; and

                    (d) not take any action to seek, encourage, solicit or support any inquiry, proposal, expression of interest or offer from any other person or entity with respect to the sale, assignment or transfer of the ATI Assets, or an acquisition, combination or similar transaction involving the ATI Assets, and ATI will promptly inform Heartland of the existence of any such inquiry, proposal, expression of interest or offer and shall not without the written consent of Heartland furnish any information to or participate in any discussions or negotiations with any other person or entity regarding the same.

From the date hereof through the Closing, ATI shall confer on a regular and frequent basis with one or more designated representatives of Heartland to report on all matters relating to or affecting the ATI Assets.

         7.2. Access to Information Pertaining to the ATI Assets. From the date hereof through the Closing Date, as it may in any way relate to the ATI Assets, ATI shall give Heartland and its representatives full and free access to all properties, facilities, personnel, books, contracts, leases, commitments and records, and during this period ATI shall furnish Heartland with all pertinent financial and operating data and other information as to the ATI Assets, as Heartland may from time to time request. In particular, ATI shall afford to the officers, employees, attorneys, accountants, appraisers, and other authorized representatives of Heartland reasonable access, during normal business hours, to the offices, properties, books and records of ATI in order that Heartland may have full opportunity to make such engineering, legal, financial, accounting and other reviews or investigations of the ATI Assets.

         7.3. Continued Assistance. Following the Closing, ATI shall refer to Heartland as promptly as practicable any telephone calls, letters, orders, notices, requests, inquiries and other communications relating to the ATI Assets. ATI shall cooperate in an orderly transfer of the ATI Assets. From time to time, at Heartland's request and without further consideration, ATI shall execute, acknowledge and deliver such documents, instruments or assurances and take such other action as Heartland may reasonably request to more effectively assign, convey and transfer any of the ATI Assets, and will assist Heartland in the vesting of such ATI Assets.

         7.4. Confidentiality. Except as may be required in connection with approval or implementation of this Agreement, or for securities, tax, or other regulatory purposes, neither ATI, nor any Affiliate of ATI, nor any of the respective successors and assigns of ATI or such Affiliates shall use, publish or disclose any information concerning Heartland or its Affiliates prior to the Closing; provided, however, that the foregoing shall not apply to information that (a) was known by ATI when received, (b) is or thereafter becomes lawfully obtainable from other sources, (c) is necessary or appropriate to disclose to any regulatory authority having jurisdiction over ATI or Heartland or any Affiliate thereof or as otherwise required by law, or (d) is reasonably necessary to disclose to confirm the representations and warranties contained herein. In the event of any termination of this Agreement, (i) ATI and its Affiliates shall treat as confidential and proprietary and shall not disclose or use, directly or indirectly, in any manner whatsoever, or permit others under their control to disclose or to use, any such information concerning Heartland or its businesses or products obtained pursuant to or in connection with the transactions which are the subject matter of this Agreement, and (ii) ATI and its Affiliates shall promptly return to Heartland, upon written request, all written information and documents received from Heartland, its Affiliates, accountants or counsel, in connection with such transactions, including all copies thereof. The provisions of this Section 7.4 shall survive any termination of this Agreement.

         7.5.       Consents.

                    (a) ATI shall obtain or make at the earliest practicable date and in any event before the Closing all consents, governmental authorizations, approvals, estoppel certificates and filings required to be obtained by it or which may be reasonably necessary to the consummation of the transactions contemplated by this Agreement or which are reasonably requested by Heartland; provided, however, that ATI shall not be obligated by this
Section 7.5(a) to make any payments beyond those ordinarily associated with obtaining or making such consents, approvals, authorizations, approvals, certificates and filings.

                    (b) On or prior to the Closing Date, ATI shall obtain all such waivers and consents under any indenture, loan agreement or security agreement to which ATI, or any Affiliate thereof is a party as are necessary to prevent a breach or violation of, or default under, any such indenture, loan agreement or security agreement as a result of the consummation of the transactions contemplated hereby.

         7.6. Best Efforts. ATI shall use its best efforts to consummate the transactions contemplated by this Agreement and shall not take any other action inconsistent with its obligations hereunder or which could hinder or delay the consummation of the transactions contemplated hereby. From the date hereof through the Closing Date, ATI shall use its best efforts to fulfill the conditions to its obligations hereunder and to cause its representations and warranties to remain true and correct in all material respects as of the Closing Date.

         7.7. Exercise of Purchase Options. ATI shall, within thirty days after the date hereof, exercise its option to purchase the E and F channel groups in Peoria, Illinois, under that Hubbard Agreement and the Engstrom Agreement, and take all actions reasonably necessary to effectuate the assignment of the licenses to ATI under the Hubbard Agreement and the Engstrom Agreement.


                                  ARTICLE VIII

                   CONDITIONS PRECEDENT TO OBLIGATIONS OF ATI

         Each and all of the obligations of ATI to consummate the transactions contemplated by this Agreement are subject to fulfillment prior to or at the Closing of the conditions precedent set forth below.

         8.1. Accuracy of Warranties and Performance of Covenants. The representations and warranties of Heartland contained herein shall be accurate in all material respects as if made on and as of the Closing Date, except for changes occurring in the ordinary course of operation of its business. Heartland shall have performed all of the obligations and complied with each and all of the covenants, agreements and conditions required to be performed or complied with on or prior to the Closing.

         8.2. No Pending Action. No action, suit, proceeding or investigation before any court, administrative agency or other governmental authority shall be pending or threatened wherein an unfavorable judgment, decree or order would prevent the carrying out of this Agreement or any of the transactions contemplated hereby, declare unlawful the transactions contemplated hereby, cause such transactions to be rescinded, or which might affect the right of ATI to own, operate or control the Heartland Assets.

         8.3. Consents. All consents by third parties that are required for the transfer of the Heartland Assets or the ATI Assets or that are required for the consummation of the transactions contemplated hereby, or that are required in order to prevent a breach of or a default under or a termination of any agreement to which Heartland or ATI is a party or to which any portion of the property of Heartland or ATI is subject, will have been obtained or provided for. All regulatory agencies shall have taken such action as may be required to permit the consummation of the transactions contemplated hereby and such actions shall remain in full force and effect.

         8.4. Condition of Assets. The Heartland Assets and the ATI Assets shall not have been adversely affected in any way by any act of God, fire, flood, accident, war, labor disturbance, legislation (proposed or enacted), or other event or occurrence, whether or not covered by insurance, and there shall have been no change in the Heartland Assets or the ATI Assets, their financial condition or prospects, which would have an adverse effect thereon.


                                   ARTICLE IX

                CONDITIONS PRECEDENT TO OBLIGATIONS OF HEARTLAND

         Each and all of the obligations of Heartland to consummate the transactions contemplated by this Agreement are subject to fulfillment prior to or at the Closing of the conditions precedent set forth below.

         9.1. Accuracy of Warranties and Performance of Covenants. The representations and warranties of ATI contained herein shall be accurate in all material respects as if made on and as of the Closing Date, except for changes occurring in the ordinary course of operation of its business. ATI shall have performed all of the obligations and complied with each and all of the covenants, agreements and conditions required to be performed or complied with on or prior to the Closing.

         9.2. No Pending Action. No action, suit, proceeding or investigation before any court, administrative agency or the governmental authority shall be pending or threatened wherein an unfavorable judgment, decree or order would prevent the carrying out of this Agreement or any of the transactions contemplated hereby, declare unlawful the transactions contemplated hereby or cause such transactions to be rescinded, or which might affect the right of Heartland to own, operate or control the ATI Assets.

         9.3. Consents. All consents by third parties that are required for the transfer of the Heartland Assets or the ATI Assets or that are required for the consummation of the transactions contemplated hereby, or that are required in order to prevent a breach of or a default under or a termination of any agreement to which Heartland or ATI is a party or to which any portion of the property of Heartland or ATI is subject, will have been obtained or provided for. All regulatory agencies shall have taken such action as may be required to permit the consummation of the transactions contemplated hereby and such actions shall remain in full force and effect.

         9.4. Condition of Assets. The Heartland Assets and the ATI Assets shall not have been adversely affected in any way by any act of God, fire, flood, accident, war, labor disturbance, legislation (proposed or enacted), or other event or occurrence, whether or not covered by insurance, and there shall have been no change in the Heartland Assets or the ATI Assets, their financial condition or prospects, which would have an adverse effect thereon.


                                   ARTICLE X

                          SURVIVAL AND INDEMNIFICATION

         10.1. Survival. All representations, warranties, covenants and agreements contained in this Agreement or in any document delivered pursuant hereto shall be deemed to be material and to have been relied upon by the parties hereto, and shall survive the Closing and shall be fully effective and enforceable for a period of one (1) year following the Closing Date (unless a different period is specifically assigned thereto), but shall thereafter be of no further force or effect, except as they relate to claims for indemnification timely made pursuant to this Article or claims alleging fraud on the part of a party hereto. Any claim for indemnification asserted in writing before the first anniversary of the Closing Date or other applicable survival period shall survive until resolved or judicially determined. The representations and warranties set forth in this Agreement shall not be affected by any investigation, verification or examination by any party hereto or by anyone on behalf of any such party, except as specifically set forth herein or in a schedule, certificate or document delivered pursuant to this Agreement.

         10.2. Indemnification. Each party shall indemnify and hold harmless the other from and against any and all loss, damage, expense (including court costs, amounts paid in settlement, judgments, reasonable attorneys' fees or other expenses for investigating and defending), suit, action, claim, liability or obligation related to, caused by or arising from any misrepresentation, breach of warranty or failure to fulfill any covenant or agreement contained herein, together with interest at a floating interest rate equal at all times to the rate of interest publicly announced from time to time by First Union National Bank of North Carolina as its corporate base rate from the date upon which such loss, damage, expense or liability was incurred to the date of payment. Any party seeking indemnification shall give prompt written notice to the indemnifying party of the facts and circumstances giving rise to the claim. No party shall seek indemnification pursuant to this Section 10.2 unless the aggregate of all claims of such party under this Section exceeds $10,000; provided, however, that the foregoing shall not prevent or preclude actions seeking injunctive or other equitable forms of relief. Notwithstanding anything contained herein to the contrary, in no event shall the maximum indemnification obligation of any party hereunder exceed $2,500,000.

         10.3. Defense Against Asserted Claims. Any party seeking indemnification (the "Indemnified Party") shall give written notice to the indemnifying party ("Indemnifying Party") of the facts and the circumstances giving rise to the claim. The Indemnified Party shall not settle or compromise any claim by a third party for which the Indemnified Party is entitled to indemnification hereunder without the prior written consent of the Indemnifying Party, unless legal action shall have been instituted against the Indemnified Party and the Indemnifying Party shall not have taken control of such suit within sixty (60) days after notification thereof as provided herein. In connection with any claim giving rise to indemnification hereunder resulting from or rising out of any claim or legal proceeding by a person other than the Indemnified Party, the Indemnifying Party, at its sole cost and expense, may, upon written notice to the Indemnified Party, assume the defense of any such claim or legal proceeding without prejudice to the right of the Indemnifying Party thereafter to contest its obligation to indemnify the Indemnified Party in respect to the claims asserted therein. If the Indemnifying Party assumes the defense of any such claim or legal proceeding, the Indemnifying Party shall select counsel to conduct the defense in such claims and legal proceedings and at its sole cost and expense shall take all steps necessary in the defense or settlement thereof. The Indemnifying Party shall not consent to a settlement of, or the entry of any judgment arising from, any claim or legal proceeding, without the prior written consent of the Indemnified Party, unless the Indemnifying Party admits in writing its liability to hold the Indemnified Party harmless from and against any losses, damages, expenses and liabilities arising out of such settlement and concurrently with such settlement, the Indemnifying Party pays into the court the full amount of all losses, damages, expenses and liabilities to be paid by the Indemnifying Party in connection with such settlement and, if such settlement would impose or affect ongoing obligations of the Indemnified Party, the Indemnified Party consents thereto, which consent shall not be unreasonably withheld. The Indemnified Party shall be entitled to participate in the defense of any such action with its own counsel and at its own expense. If the Indemnifying Party does not assume the defense of any such claim or litigation resulting therefrom in accordance with the terms hereof, the Indemnified Party may defend such claim or litigation in such a manner as it may deem appropriate, including settling such claim or litigation after giving notice of the same to Indemnifying Party on such terms as the Indemnified Party may deem appropriate and any action by the Indemnified Party seeking indemnification from Indemnifying Party in accordance with the provisions of this Section, Indemnifying Party shall not be entitled to question the manner in which the Indemnified Party defended such claim or litigation or the amount or nature of any such settlement. In the event of a claim by a third party, the Indemnified Party shall cooperate with the Indemnifying Party in the defense of such action (including making a personal contact with the third party if deemed beneficial) and the relevant records of each party shall be made available on a timely basis.

         10.4. Failure to Close Because of Default. In the event that the Closing is not consummated on or before the sixtieth day after the date of this Agreement, by virtue of a default made by a party in the observance or in the due and timely performance of any of its covenants or agreements herein contained, the parties shall have and retain all of the rights afforded them at law or in equity by reason of that default. In addition, Heartland and ATI each acknowledge that the Heartland Assets and the ATI Assets are unique, that a failure by any party hereto to complete the transactions contemplated by this Agreement will cause irreparable and continuing damage to the parties, and that actual damages for any such failure may be difficult to ascertain and may be inadequate and that the parties will have no adequate remedy at law. Consequently, the parties hereto agree that all parties hereto, their affiliates, successors and assigns shall be entitled, at each party's sole election, to specific performance of any of the provisions of this Agreement in addition to any other legal or equitable remedies to which such party may otherwise be entitled.

         10.6. Reimbursement of Costs. The costs and expenses, including fees and disbursements of counsel and expenses of investigation, incurred by any Indemnified Party in connection with any Claim made under this Article X shall be reimbursed on a quarterly basis by the Indemnifying Party, without prejudice to the Indemnifying Party's right to contest the Indemnified Party's right to indemnification and subject to refund in the event the Indemnifying Party is ultimately held not to be obligated to indemnify the Indemnified Party.

                                   ARTICLE XI

                               GENERAL PROVISIONS

         11.1. Amendments and Waiver. No amendment, waiver or consent with respect to any provision of this Agreement shall in any event be effective, unless the same shall be in writing and signed by the parties hereto, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         11.2. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be delivered in person or sent by registered or certified mail, postage prepaid, or by telecopy, telegram or telex as follows:


         (a)  If to Heartland:

                    c/o Heartland Wireless Communications, Inc.
                    200 Chisholm Place, Suite 200
                    Plano, Texas  75975
                    Attention:  John R. Bailey

         With a copy to:

                    Vic Zanetti,
                    Arter & Hadden
                    1717 Main Street, Suite 4100
                    Dallas, Texas 75201

         (b)  If to ATI:

                    American Telecasting, Inc.
                    5575 Tech Center Drive, Suite 300
                    Colorado Springs, CO 80919
                    Attention: President

         With a copy to:

                    Cynthia J. Levitt, Esq.
                    McDermott, Will & Emery
                    1850 K Street, N.W., Suite 500
                    Washington, D.C. 20006


Any party may change its address for receiving notice by written notice given to the others named above.

         11.3. Expenses. Each party to this Agreement shall pay its own costs and expenses in connection with the transactions contemplated hereby.
Any sales, transfer or other taxes or fees applicable to the conveyance and transfer from Heartland to ATI of the Heartland Assets shall be borne by Heartland. Any sales, transfer or other taxes or fees applicable to the conveyance and transfer from ATI to Heartland of the ATI Assets shall be borne by ATI. If any action is brought by either party to enforce any provision of this Agreement, the prevailing party shall be entitled to recover court costs, arbitration expenses and reasonable attorneys' fees. The provisions of this Section shall survive any termination of this Agreement.

         11.4. Counterparts. This Agreement may be executed simultaneously in two counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         11.5. Successors and Assigns; Joint and Several Liability. This Agreement shall bind and inure to the benefit of the parties named herein and their respective successors and assigns. Neither party shall be entitled to assign its rights or duties under this Agreement without the prior written consent of the other party hereto (which consent will not be unreasonably withheld, conditioned or delayed). The liability of Heartland SD and Heartland FL under this Agreement shall be joint and several.

         11.6. Entire Transaction. This Agreement and the documents referred to herein contain the entire understanding among the parties with respect to the transactions contemplated hereby and supersedes all other agreements, understandings and undertakings among the parties on the subject matter hereof.

         11.7. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Colorado.

         11.8. Other Rules of Construction. References in this Agreement to sections, schedules and exhibits are to sections of, and schedules and exhibits to, this Agreement unless otherwise indicated. Words in the singular include the plural and in the plural include the singular. The word "or" is not exclusive. The word "including" shall mean including, without limitation. The section and other headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         11.9. Announcements. No announcement of this Agreement or any transaction contemplated hereby shall be made by any party prior to the Closing without the written approval of the other parties hereto (which approval shall not be unreasonable withheld), except as required by law or the regulations of any securities exchange. Each party shall use reasonable best efforts to maintain the confidentiality of the terms of the purchase and sale transaction contemplated hereby, except as required by law or as necessary to protect the interest of such party hereunder.

         11.10. Partial Invalidity. In the event that any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

         11.11. Heartland Parent Guaranty. In consideration of ATI's execution and delivery of this Agreement and their agreement to perform the transaction contemplated hereby, Heartland Parent hereby guarantees Heartland's full, complete and timely performance of and compliance with all of its covenants, agreements and other obligations set forth herein. Heartland Parent agrees that no formal change, amendment, modification or waiver of any term or condition hereof, no extension in whole or in part of the time for the performance by Heartland of any of its obligations hereunder, and no settlement, compromise, release, surrender, modification or impairment of, or exercise or failure to exercise any claim, right or remedy of any kind or nature in connection herewith, shall affect, impair or discharge, in whole or in part, the liability of Heartland Parent for the full, prompt and unconditional performance of the obligations of Heartland under this Agreement. The obligations of Heartland Parent hereunder are absolute and unconditional, irrespective of any circumstance which might otherwise constitute a legal or equitable discharge or a surety or guarantor. The liability of Heartland Parent hereunder shall be direct and not conditional or contingent upon the pursuit of any remedies against Heartland. ATI may at its option proceed in the first instance against Heartland Parent to collect any obligation hereunder without first proceeding against Heartland. The guarantee of Heartland Parent hereunder shall be deemed a continuing guarantee, and the above consent and waiver of Heartland Parent shall remain in full force and effect until the obligations of Heartland under this Agreement are fully paid and discharged. Heartland Parent agrees to pay all costs, fees, and expenses (including reasonable attorney's fees) incurred by ATI in collecting or enforcing Heartland Parent's obligations hereunder. This guarantee shall run to and for the benefit of ATI, and each of its legal representatives, successors and assigns. This guarantee shall be binding upon Heartland Parent and all of its successors and assigns.

                       [signatures on the following page]

         IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by a duly authorized officer all as of the date first written above.



                                       AMERICAN TELECASTING, INC.


By:
    ------------------------------------
Name:  Robert D. Hostetler
                      Title:  President


                                       HEARTLAND WIRELESS COMMUNICATIONS, INC.


                                       By:
                                           ---------------------------------
                                       Name:
                                             -------------------------------
                                       Title:
                                              ------------------------------


                                       HEARTLAND WIRELESS SOUTH DAKOTA
                                        PROPERTIES, INC.


                                       By:
                                           ---------------------------------
                                       Name:
                                             -------------------------------
                                       Title:
                                              ------------------------------

                                       HEARTLAND WIRELESS FLORIDA
                                        PROPERTIES, INC.


                                       By:
                                           ---------------------------------
                                       Name:
                                             -------------------------------
                                       Title:
                                              ------------------------------

                                            LIST OF SCHEDULES
                                            -----------------
Schedule 1.2(a)                    Heartland FCC Schedule
Schedule 1.3(a)                    ATI FCC Schedule
Schedule 3.2(b)                    ATI Bill of Sale
Schedule 3.2(c)                    Consent Assignment and Certification
                                   Agreement
Schedule 3.2(d)                    ATI's Opinion of Corporate Counsel
Schedule 3.2(e)                    Sublease and Option Agreement
Schedule 3.3(b)                    Heartland Bill of Sale
Schedule 3.3(d)                    Heartland's Opinion of Corporate Counsel